UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest event reported): April 28, 2023

Badger Meter, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-6706	39-0143280
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 W. Brown Deer Rd., Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 355-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MILW_10036585.1

DOCPROPERTY "CUS_DocIDString" 4832-9968-4621.2

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 28, 2023, Badger Meter, Inc. (the “Company”) filed an Articles of Amendment to the Restated Articles of Incorporation of the Company with the State of Wisconsin Department of Financial Institutions (the “Articles of Amendment”). The Articles of Amendment, which was approved by the Company’s shareholders on April 28, 2023, as discussed under Item 5.07 below, increases the authorized number of shares of the Company’s common stock, par value of one dollar ($1.00) per share, from 40,000,000 to 80,000,000.

The Articles of Amendment is also described in the Company’s Definitive Proxy Statement filed on March 20, 2023 (the “Proxy Statement”), in the section entitled “AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.” The Articles of Amendment, which became effective when it was filed on April 28, 2023, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company’s 2023 Annual Meeting of Shareholders was held on April 28, 2023. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Election of Directors. The shareholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until the 2024 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	VOTES FOR	VOTES AGAINST	WITHHELD	NON-VOTES
Todd A. Adams	24,697,209	457,189	28,450	1,403,632
Kenneth C. Bockhorst	23,273,709	1,873,366	35,773	1,403,632
Henry F. Brooks	24,833,605	320,781	28,462	1,403,632
Melanie K. Cook	25,006,949	147,937	27,962	1,403,632
Xia Liu	25,009,045	145,333	28,470	1,403,632
James W. McGill	24,830,891	323,507	28,450	1,403,632
Tessa M. Myers	24,895,706	259,282	27,860	1,403,632
James F. Stern	24,854,145	300,253	28,450	1,403,632
Glen E. Tellock	23,975,925	1,176,576	30,347	1,403,632

Advisory Vote on Executive Compensation. The shareholders of the Company approved, by advisory vote, the compensation of the Company’s named executive officers. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
23,352,545	1,356,626	473,677	1,403,632

Proposal Regarding Frequency of Advisory Votes on Executive Compensation. The shareholders of the Company voted for One Year. The following is a breakdown of the voting results:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	NON-VOTES
23,870,637	55,259	1,203,204	53,748	1,403,632

Based on these results, and consistent with our recommendation and past practice, the Company will continue to hold an advisory vote on named executive officer compensation annually until the next required shareholder vote on the frequency of votes on named executive officer compensation.

Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm. The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
25,009,999	1,464,695	111,786	N/A

Proposal to Amend the Articles of Incorporation to Increase Authorized Shares. The shareholders of the Company voted for the proposal. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
25,718,616	773,445	94,419	N/A

Shareholder Proposal Requesting a Report on Hiring Practices. The shareholders of the Company voted against the proposal. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
4,337,975	20,412,057	432,816	1,403,632

Item 8.01. Other Events

Subsequent to the Company’s 2023 Annual Meeting of Shareholders and resultant election of directors, the Board appointed Glen E. Tellock to be Lead Independent Director and also approved the following committee assignments, effective April 28, 2023:

BOARD COMMITTEES
INDEPENDENT DIRECTOR	AUDIT & COMPLIANCE	COMPENSATION AND HUMAN RESOURCES	CORPORATE GOVERNANCE AND SUSTAINABILITY
Todd A. Adams		X*
Henry F. Brooks		X
Melanie K. Cook	X
Xia Liu	X*
James W. McGill		X	X
Tessa M. Myers	X		X
James F. Stern	X		X
Glen E. Tellock		X	X*

* Denotes committee chair

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit

Number Description

3.1 Articles of Amendment to the Restated Articles of Incorporation of Badger Meter, Inc.

104 Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER METER, INC.

Date: May 1, 2023 By: /s/ William R.A. Bergum

William R.A. Bergum

Vice President – General Counsel and Secretary